FIRST AMENDMENT TO FACILITY AGREEMENT

FIRST AMENDMENT TO FACILITY AGREEMENT (this “Amendment”), dated as of November _30__, 2017, by and among PACIFIC BIOSCIENCES OF CALIFORNIA, INC., a Delaware corporation (the “Borrower”), DEERFIELD PRIVATE DESIGN FUND II, L.P. (“DPDF”), DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P. (“DPDI”) and DEERFIELD SPECIAL SITUATIONS FUND, L.P. (together with DPDF and DPDI collectively referred to as the “Lenders” and together with the Borrower, the “Parties”).

RECITALS:

A.        Borrower and Lenders have entered into that certain Facility Agreement dated as of February 5, 2013 (as the same has been and may hereafter be amended, modified, restated or otherwise supplemented from time to time, the “Facility Agreement”).

B.        The Parties desire to amend the Facility Agreement on the terms set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Parties agree as follows:

1.        Defined Terms.  Capitalized terms used herein which are defined in the Facility Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Facility Agreement.  The Recitals to this Amendment are incorporated herein in their entirety by this reference thereto.

2.        Amendments to Facility Agreement.  Upon the satisfaction of the conditions set forth in Section 3 of this Amendment the Facility Agreement is hereby amended as follows:

a.        Section 2.11 of the Facility Agreement is hereby deleted in its entirety.

3.        Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

a.        Delivery of Documents.  The Borrower and the Lenders shall each execute and deliver this Amendment.

b.        No Event of Default.  No Event of Default shall exist.

4.        Representations and Warranties.  The Borrower hereby represents and warrants to Lenders that:

a.        The execution, delivery and performance by the Borrower of this Amendment (i) are within the Borrower’s corporate powers, (ii) have been duly authorized by all necessary action on the part of the Borrower pursuant to its Organizational Documents, (iii) require no further action on the part of the Borrower by or in respect of, or filing with, any Government

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Authority, and (iv) do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of Borrower’s Organizational Documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon Borrower;

b.        This Amendment constitutes the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law); and

c.        No Event of Default exists.

5.        No Further Amendments; Ratification of Liability.  Except as amended hereby, the Facility Agreement and each of the other Transaction Documents shall remain in full force and effect in accordance with their respective terms.  Borrower as debtor, grantor, pledgor, guarantor or assignor, or in any similar capacity in which it has granted Liens or acted as an accommodation party or guarantor under the Transaction Documents, as the case may be, hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Facility Agreement and the other Transaction Documents, all as amended by this Amendment, and the liens and security interests granted, created and perfected thereby.  The Lenders’ agreement to the terms of this Amendment or any other amendment of the Facility Agreement or any other Transaction Document shall not be deemed to establish or create a custom or course of dealing among Borrower and Lenders.  This Amendment, together with the other Transaction Documents, contains the entire agreement among Borrower and Lenders contemplated by this Amendment.  The breach by Borrower of any representation, warranty, covenant or agreement in this Amendment shall constitute an Event of Default.

6.        Incorporation by Reference.  The provisions of Sections 6.4, 6.7 and 6.8 of the Facility Agreement are incorporated herein by reference mutatis mutandis.

[Remainder of Page Intentionally Left Blank, signature page follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

BORROWER:

PACIFIC BIOSCIENCES OF CALIFORNIA, INC.

By:	Stephen M. Moore
Name:	Stephen M. Moore
Title:	Vice President & General Counsel

LENDERS:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By:	Deerfield Mgmt, L.P., its General Partner
By:	J.E. Flynn Capital, LLC, its General Partner

By:	David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By:	Deerfield Mgmt, L.P., its General Partner
By:	J.E. Flynn Capital, LLC, its General Partner

By:	David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

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DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Mgmt, L.P., its General Partner
By:	J.E. Flynn Capital, LLC, its General Partner

By:	David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

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